First Quarter 2022 Earnings May 5, 2022

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, our mission, growth opportunities, business strategy and plans and our objectives for future operations, including expanding into new product categories, our e-commerce business, the underlying trends in our business, including supply chain constraints and inflationary trends, and the ongoing impact of COVID-19 on our business and expected recovery are forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to execute our business strategy; our ability to maintain and realize the full value of our license agreements; economic downturns and changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively and manage our growth; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to manage our inventories; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third- party manufacturing; risks associated with our international operations and geographic concentration of operations; changes in effective tax rates, tax law, trade law or trade restrictions; foreign currency exchange rate exposure; the possibility or existence of global and regional economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, ACON, and the possibility that ACON’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; risks associated with our internal control over financial reporting; and the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and our other filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Cautionary Notes is built on the principle that everyone is a fan of something…

4 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of March 31, 2022.

5 • TCG and its investor consortium, including eBay Inc., Robert Iger and Rich Paul, are acquiring 80% of ACON Investment’s stake in Funko at $21 per share and will own 25% of the Company. • TCG is a great fit for Funko, bringing deep understanding and expertise in the markets Funko serves, as well as a track record of working successfully with companies in the pop culture and entertainment space to create value and drive growth. • Robert Iger and Peter Chernin will serve as advisors to the Funko Board. TCG will designate two directors to the Board including Jesse Jacobs, TCG Co-Founder and Partner. • Additionally, Funko and eBay are partnering to make eBay the preferred resale channel for Funko, as well as creating exclusive product releases. The Chernin Group-Led Consortium to Acquire 25% of Funko Shares from ACON Investments for $263M Rich Paul (CEO / Founder Klutch Sports Group & Head of Sports at UTA) & Validates Funko as a leading pop culture lifestyle brand and advances strategic growth initiatives Robert A. Iger (Former Disney Chairman & CEO)

6 Q1 Summary and Recent Operational Highlights Q1 2022 Financial Summary (compared to Q1 2021) Q1 2022 Operating Highlights • Net sales increased 63% to $308.3 million • Gross margin(1) contracted 610 bps to 35% • SG&A expenses as a percent of net sales declined 167 bps to 25% • Net income increased 31% to $14.5 million • Net income margin contracted 120 bps to 5% • Adjusted EBITDA(2) increased 22% to $36.3 million • Adjusted EBITDA margin(2) contracted 390 bps to 12% • GAAP earnings per diluted share of $0.23 • Adjusted earnings per diluted share(2) of $0.34 • Core Collectible Brands grew 53% to $239.6 million with innovation-driven growth across the brand category, including Pop! Vinyl, Soda, Vinyl Gold and Popsies • Loungefly net sales grew 103% to $50.1 million and collectively the Toy & Game Brands and Digital Brands increased 140% to $18.6 million, diversifying revenue by expanding the Funko pop culture platform • Direct-to-consumer sales increased 36% due to higher conversion rates applied to growing traffic to our DTC e-commerce sites • The company maintained its Digital Pop! NFT momentum, with increased drop frequency and successful execution of the first digital token redemption cycle for associated limited edition physical Pop! collectibles • In partnership with Warner Bros., the company released its Scooby Doo Digital Pop! NFT collection, the largest drop through Q1 (1) Gross margin is calculated as net sales less cost of sales (exclusive of depreciation and amortization) as a percentage of net sales. (2) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted earnings per share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted earnings per share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales.

7 HOLLYWOOD UPDATEQ1 Earnings Summary 1Q’22 1Q’21 % Change Net sales Gross profit(1) Gross margin %(1) SG&A D&A Income from operations Operating margin % Net income Net income margin % Adjusted net income(2) Adjusted net income margin %(2) Adjusted earnings per share(2) Adjusted EBITDA(2) Adjusted EBITDA margin %(2) millions, except per share amounts, unaudited $308.3 63% $108.7 39% 35.3% $19.8 18% 6.4% $0.34 42% $36.3 22% 11.8% $18.4 42% 6.0% $14.5 31% 1. Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. 2. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income Margin and Adjusted Earnings per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net Income Margin is defined as Adjusted Net Income divided by Net Sales. $78.4 $10.5 2% 53% 4.7% $189.2 $78.3 41.4% $16.8 8.9% $0.24 $29.8 15.7% $13.0 6.8% $11.1 $51.3 $10.3 5.9%

8 HOLLYWOOD UPDATEQ1 Active Properties & Net Sales per Active Property First Quarter Active Properties up 0.1% Net Sales per Active Property up 62.8% Active Properties Net Sales per Active Property $ in thousands, unaudited Active Properties & Net Sales per Active Property 762 763 $248 $404 Q1’21 Q1’22 Funko is built on having a large and diverse set of licenses with the ability to leverage evergreen content Net sales per active property increased in the quarter reflecting broad-based demand strength

9 Top Properties Breakout 1 2 3 5 7 4 6 8 9 Top 10 Properties % of Net Sales The top property in Q1’22 represented 6% of sales Evergreen properties accounted for 61% of sales in Q1’22 Q2’21 31% 6%* Q1’21 30% Q3’21 33% 6%*4%* Q1’22 Commentary Q4’21 31% 5%* *% of net sales Q1’22 31% 6%*

10 HOLLYWOOD UPDATEQ1 Brand Category Performance Core Collectible Brands 53% Increase Loungefly Other Brands (Toy & Game Brands and Digital Brands) 103% Increase 140% Increase $ in millions, unaudited $24.6 $50.1 Q1’21 Q1’22 $156.8 $239.6 Q1’21 Q1’22 $7.7 $18.6 Q1’21 Q1’22 Core Collectible Brands grew on strong results across the category, including Pop! and newer brands like Soda, Gold and Popsies; Loungefly growth was primarily driven by bags and wallets and improving product availability; Other Brands Including toys, games and digital combined to exceed the Funko average growth rate

11 The Figures category grew 59% driven by driven by strong growth in our core Pop! Brand, our Five Nights at Freddy’s toy collection, and our newer figure lines; Funko’s Other product category grew 77% driven by bags and wallets under our Loungefly brand HOLLYWOOD UPDATEQ1 Product Category Performance 59% Increase 77% Increase Figures First Quarter Other First Quarter $ in millions, unaudited $150.6 $240.1 Q1’21 Q2’22 $38.5 $68.2 Q1’21 Q1’22

12 HOLLYWOOD UPDATESomething for Everyone FIGURES OTHER *% of net sales for Q1’22 78% of Sales* 22% of Sales* Funko is providing fans with an increasingly diverse array of products and categories

13 HOLLYWOOD UPDATEQ1 Geographic Performance United States 70% increase Europe Other International 43% increase 48% increase $ in millions, unaudited $136.5 $232.2 Q1'21 Q1'22 $39.8 $57.1 Q1’21 Q1’22 $12.9 $19.1 Q1’21 Q1’22 Sustained demand from Funko fans in all major geographies drove strong broad-based global sales growth

14 HOLLYWOOD UPDATEQ1 Non -GAAP Financial Metrics Adjusted EBITDA(1) First Quarter Adjusted EBITDA Margin(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 2. See Supplemental Financial Information section for a reconciliation of Adjusted Net Income, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income divided by net sales. 15.7% 6.6% $ in millions, unaudited $29.8 $36.3 Q1’21 Q1’22 Adjusted Net Income (2) First Quarter $13.0 $18.4 Q1’21 Q1’22 6.8% 6.0%Adjusted Net Income Margin(2) 11.8% Ongoing supply chain inflation continues to reduce Adjusted EBITDA and Adjusted Net Income margins

15 HOLLYWOOD UPDATEKey Balance Sheet Highlights 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount 2. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100 million and $75 million revolving credit facility, respectively. 3/31/2021 Y/Y % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $74.7 $114.7 $61.9 183.0 $ in millions, unaudited (55.6)% 64.2% 160.8% (7.7)% 3/31/2022 $33.1 $188.2 $161.5 $168.9 Total Liquidity(2) $149.7 (11.1)%$133.1 Inventory increased y/y, as supply chain disruption continues to cause elevated trans-ocean transit times, resulting in an in-transit inventory rate of 40%

16

Liquidity Overview

Total Liquidity[1]

2021	2022

$ in millions, unaudited


$149.7
$170.5
$193.2
$183.6
133.1
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

Funko's liquidity position declined y/y due to normal outflow of operating cash flow in the first quarter, in line with seasonal expense trends

1. Total liquidity is calculated as cash and cash equivalents plus availability under the Company's $100 million current revolving credit facility or $75 million former revolving credit facility, as applicable.

17 HOLLYWOOD UPDATEDebt Overview 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount Total Debt(1) $ in millions, unaudited 2021 2022 $183.0 $177.4 $177.6 $173.2 $168.9 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Total debt decreased 7.7% y/y, and remains an important element of Funko’s capital allocation strategy

Supplemental Financial Information

19 HOLLYWOOD UPDATE Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended March 31, 2022 2021 (In thousands, except per share data) Net sales $ 308,343 $ 189,177 Cost of sales (exclusive of depreciation and amortization shown separately below) 199,649 110,853 Selling, general, and administrative expenses 78,420 51,267 Depreciation and amortization 10,471 10,262 Total operating expenses 288,540 172,382 Income from operations 19,803 16,795 Interest expense, net 1,210 2,237 Other expense, net 397 1,179 Income before income taxes 18,196 13,379 Income tax expense 3,678 2,293 Net income 14,518 11,086 Less: net income attributable to non-controlling interests 4,636 4,572 Net income attributable to Funko, Inc. $ 9,882 $ 6,514 Earnings per share of Class A common stock: Basic $ 0.25 $ 0.18 Diluted $ 0.23 $ 0.17 Weighted average shares of Class A common stock outstanding: Basic 40,324 36,194 Diluted 42,529 37,839

20 HOLLYWOOD UPDATE Condensed Consolidated Balance Sheets (Unaudited) March 31, 2022 December 31, 2021 (In thousands, except per share amounts) Assets Current assets: Cash and cash equivalents $ 33,131 $ 83,557 Accounts receivable, net 188,219 187,688 Inventory 161,502 166,428 Prepaid expenses and other current assets 20,172 14,925 Total current assets 403,024 452,598 Property and equipment, net 84,076 58,828 Operating lease right-of-use assets 75,250 53,466 Goodwill 126,547 126,651 Intangible assets, net 185,951 189,619 Deferred tax asset 77,300 74,412 Other assets 13,183 11,929 Total assets $ 965,331 $ 967,503 Liabilities and Stockholders’ Equity Current liabilities: Current portion of long-term debt, net of unamortized discount $ 17,411 $ 17,395 Current portion of operating lease liabilities 16,528 14,959 Accounts payable 54,946 57,238 Income taxes payable 17,978 15,994 Accrued royalties 59,664 58,158 Accrued expenses and other current liabilities 71,993 121,267 Total current liabilities 238,520 285,011 Long-term debt, net of unamortized discount 151,457 155,818 Operating lease liabilities, net of current portion 83,269 50,459 Deferred tax liability 630 648 Liabilities under tax receivable agreement, net of current portion 77,773 75,523 Other long-term liabilities 3,934 3,486 Commitments and Contingencies Stockholders’ equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 40,797 and 40,088 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively 4 4 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 10,007 and 10,691 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively 1 1 Additional paid-in-capital 260,090 252,505 Accumulated other comprehensive income 142 1,078 Retained earnings 77,932 68,050 Total stockholders’ equity attributable to Funko, Inc. 338,169 321,638 Non-controlling interests 71,579 74,920 Total stockholders’ equity 409,748 396,558 Total liabilities and stockholders’ equity $ 965,331 $ 967,503

21 HOLLYWOOD UPDATE Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended March 31, 2022 2021 (In thousands) Operating Activities Net income $ 14,518 $ 11,086 Adjustments to reconcile net income to net cash provided by (used in) operating activities: Depreciation, amortization and other 10,141 10,586 Equity-based compensation 3,369 2,690 Amortization of debt issuance costs and debt discounts 217 322 Other (9) 805 Changes in operating assets and liabilities: Accounts receivable, net (1,108) 17,521 Inventory 3,894 (1,952) Prepaid expenses and other assets (3,408) 1,610 Accounts payable (1,876) 2,483 Income taxes payable 1,991 1,789 Accrued royalties 1,506 (6,619) Accrued expenses and other liabilities (52,190) (2,856) Net cash (used in) provided by operating activities (22,955) 37,465 Investing Activities Purchases of property and equipment (19,182) (3,884) Other (292) 199 Net cash used in investing activities (19,474) (3,685) Financing Activities Payments of long-term debt (4,500) (7,982) Distributions to continuing equity owners (3,408) (2,445) Payments under tax receivable agreement — (6) Proceeds from exercise of equity-based options 78 33 Net cash used in financing activities (7,830) (10,400) Effect of exchange rates on cash and cash equivalents (167) (938) Net change in cash and cash equivalents Cash and cash equivalents at beginning of period (50,426) 22,442 Cash and cash equivalents at end of period 83,557 52,255 Cash and cash equivalents at end of period $ 33,131 $ 74,697

22 HOLLYWOOD UPDATE Reconciliation of Non-GAAP Financial Metrics (Unaudited) 1. Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non-controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. For the three months ended March 31, 2022 includes costs related to investment banking and due diligence fees. 4. For the three months ended March 31, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the three months ended March 31, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. 5. Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 6. Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for all periods presented. 7. Adjusted net income margin is calculated as Adjusted net income as a percentage of net sales. Three Months Ended March 31, 2022 2021 (In thousands, except per share data) Net income attributable to Funko, Inc. $ 9,882 $ 6,514 Reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 4,636 4,572 Equity-based compensation (2) 3,369 2,690 Acquisition costs and other expenses (3) 930 — Certain severance, relocation and related costs (4) 1,680 25 Foreign currency transaction loss (5) 397 1,179 Income tax expense (6) (2,465) (2,025) Adjusted net income $ 18,429 $ 12,955 Adjusted net income margin (7) 6.0% 6.8 % Weighted-average shares of Class A common stock outstanding-basic 40,324 36,194 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 13,808 16,765 Adjusted weighted-average shares of Class A stock outstanding - diluted 54,132 52,959 Adjusted earnings per diluted share $ 0.34 $ 0.24

23 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 1. Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non-controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 3. For the three months ended March 31, 2022 includes costs related to investment banking and due diligence fees. 4. For the three months ended March 31, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the three months ended March 31, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. 5. Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 8. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Three Months Ended March 31, 2022 2021 (amounts in thousands) Net income $ 14,518 $ 11,086 Interest expense, net 1,210 2,237 Income tax expense 3,678 2,293 Depreciation and amortization 10,471 10,262 EBITDA $ 29,877 $ 25,878 Adjustments: Equity-based compensation (2) 3,369 2,690 Acquisition costs and other expenses (3) 930 — Certain severance, relocation and related costs (4) 1,680 25 Foreign currency transaction loss (5) 397 1,179 Adjusted EBITDA $ 36,253 $ 29,772 Adjusted EBITDA margin (8) 11.8% 15.7%

24 Reconciliation of Non-GAAP Financial Metrics 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. 3. Represents write-off of unamortized debt financing fees for the year ended December 31, 2021. 4. Represents certain severance, relocation and related costs. For the year ended December 31, 2021, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona and residual severance payments related to the global workforce reduction implemented in response to the COVID-19 pandemic. For the year ended December 31, 2020, includes charges related to the global workforce reduction implemented in response to the COVID-19 pandemic and impairment related charges to the right-of-use leased and fixed assets related to Funko Animation Studios. 5. Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. 6. Represents recognized adjustments to the tax receivable agreement liability. 7. Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for the years ended December 31, 2021 and 2020. 9. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Twelve Months Ended December 31, 2021 2020 (in thousands) Net income $ 67,854 $ 9,763 Interest expense, net 7,167 10,712 Income tax expense 17,061 2,025 Depreciation and amortization 41,195 44,368 EBITDA $ 133,277 $ 66,868 Adjustments: Equity-based compensation (2) 12,994 10,116 Loss on extinguishment of debt (3) 675 — Certain severance, relocation and related costs (4) 277 2,190 Foreign currency transaction (gain) loss (5) 1,118 955 Tax receivable agreement liability adjustments (6) 1,590 87 Adjusted EBITDA $ 149,931 $ 80,216 Adjusted EBITDA margin (9) 14.6% 12.3%